                        PRODUCT DISTRIBUTION AGREEMENT

This Product Distribution Agreement (hereinafter referred to as "Agreement") is made by and between Worldwide Product Distribution, Inc., a California Corporation, doing business as (DBA) Worldwide Products, located and doing business at 2060 E. Alosta Avenue, Suite 103, Glendora, California (hereinafter referred to as "Worldwide") and Cellogique Corporation, a California Corporation, located and doing business at 3545 Long Beach Boulevard, Suite 105, Long Beach, California (hereinafter referred as "Distributor").

                                   RECITALS

                  WHEREAS, Worldwide has specific rights in regard to the Research, Development and Distribution of a particular proprietary skin care product line referred to as "Obagi Nu-Derm Skin Care" (hereinafter referred to as "Products"); and,

                  WHEREAS, Worldwide desires to provide exclusive rights, to Distributor, for the distribution of Products in particular geographic regions as outlined herein; and,

                  WHEREAS, Distributor desires to secure exclusive rights for the distribution of Products in particular geographic regions as outlined herein.

                  NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL TERMS AND CONDITIONS CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1.       TERM.

         1.1 The term of this Agreement will be for a period of thirty (30) months from the execution date; unless otherwise terminated as outlined in
Section 14, entitled "Termination".

         1.2 Immediately following the initial thirty (30) month time period, and every two years thereafter, and subject to Distributor's compliance with the terms contained herein, this Agreement will be automatically renewed.

                                       INITIALS:  George Michel   Max Sawaf
                                                  --------------  -------------
                                                  WORLDWIDE       DISTRIBUTOR

2.       GEOGRAPHIC REGIONS.

         2.1 While this Agreement is in effect, Distributor will have the exclusive right to distribute the Products in the following countries/territories: Syria, Egypt, Lebanon, Jordan, Saudi Arabia, United Arab Emirates, Bahrain, Kuwait, Iraq, Oman, Yemen, Libya, Tunisia, Morocco, Turkey, Cypress, and Israel.

         2.2 Under no circumstances whatsoever will Distributor promote, resell or distribute Products outside of the geographic regions outlined in this Section, without the prior written consent of Worldwide.

3.       APPROVED MEDICAL PRACTITIONER.

         3.1 Distributor will develop, within the first six (6) months of this Agreement, and, at all times thereafter, maintain a working relationship, sub-contractual or employment, with a Physician whose name is on, and remains on, an approved list of physicians of the Obagi Training Center and/or Obagi Skin Correction Society (hereinafter, collectively, referred to as the "Obagi").

4. MINIMUM QUARTERLY PERFORMANCE. Distributor is required to purchase, on a quarterly basis from Worldwide, a minimum of [***]Dollars [***] worth of Products, net of shipping, insurance, and handling charges (hereinafter referred to as "Performance Threshold").

         4.1 This Performance Threshold will become effective on the first day of the next calendar month immediately following the initial thirty (30) month period of this Agreement, and continue thereafter on a quarterly basis.

         4.2 During the initial thirty (30) month period of this Agreement, Distributor will be required to purchase, from Worldwide, a minimum of [***] Dollars [***] worth of Products, net of shipping, insurance and handling charges (hereinafter referred to as "Net Charges").

                                       INITIALS:  George Michel   Max Sawaf
                                                  --------------  -------------
                                                  WORLDWIDE       DISTRIBUTOR


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

         4.3 Immediately following the initial thirty (30) month time period, Worldwide will have the right, but not the obligation, to increase said Performance Threshold, within six (6) months following the initial thirty
(30) month time period and every two years thereafter, by an amount not to exceed [***] Percent [***] of the then current Performance Threshold. Unless amount of product purchased from Worldwide Products, Inc. reaches [***] dollars per year, at which time performance standard may not exceed [***] percent increases every two years.

         4.4 Worldwide will be required to forward, to Distributor and within sixty (60) days of the thirty (30) month anniversary date of the execution of this Agreement, and every two (2) years thereafter, written notification of any and all increases to Performance Threshold.

5.       PURCHASE/DELIVERY OF PRODUCTS.

         5.1 Distributor will purchase all Products from Worldwide and from no other distributor nor manufacturer. Worldwide agrees to sell to Distributor any and all Products, as reasonably ordered by Distributor, consistent with Worldwide's ability to stock the same in a timely manner.

         5.2 Distributor will assume all ownership rights, and any and all responsibilities/risks attributed to said ownership rights, immediately upon transfer of said Products from Worldwide's warehouse to a third party transportation service.

         5.3 As dictated and selected by Distributor, Worldwide will insure Product shipments. Regardless of whether or not Distributor wishes to insure said shipments, Distributor will assume all ownership responsibilities as outlined in Paragraph 5.2, and will indemnify World wide from any and all losses or liabilities. Distributor acknowledges that Worldwide recommends, highly, that Distributor insure any and all shipments. Distributor will be responsible for bulk packaging of the kits for shipment and for all shipping and insurance costs. In the event of loss or damage during shipment, Distributor shall make its claims directly to the insurance carrier, and Distributor shall have no claim against Worldwide. Any replacement order for Products lost or damaged during shipment shall be treated for all purposes as if such order were an original order.

                                       INITIALS:  George Michel     Max Sawaf
                                                  -------------     ------------
                                                  WORLDWIDE         DISTRIBUTOR


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

         5.4 Distributor shall pay the then current per unit purchase prices, as listed in section 5.8 below, for the geographic regions outlined in Section 2, entitled "Geographic Regions", for said Products, as well as for any other product distributed by and purchased from Worldwide.

         5.5 Worldwide will have the right, but not the obligation, to, at any time, increase said per unit purchase prices due only to an increase connected with increased packaging and manufacturing costs. Worldwide will mail a price adjustment notice, to Distributor, of said price adjustments at least ninety
(90) days prior to the effective date of said price adjustments.


         5.6 Distributor shall submit an order for Products, in writing, according to the then current policies and procedures being used by Worldwide. Upon receipt and acceptance of an order, and prior to Products being transferred to a third party transportation service, Distributor will, via a bank-to-bank wire transfer or letter of credit, as determined by Worldwide, prepay or assure payment, in United States Dollars (USD), all balances due Worldwide with respect to said order. Regardless of the manner of payment approved by Worldwide, with respect to the ordering of products and subsequent shipments, all invoiced amounts and/or monies due Worldwide from Distributor, will be paid/satisfied, by Distributor, within (60)days of the applicable shipment date.


         5.7 The maximum allowable product order, to be placed by Distributor at any one time, will be equivalent to a value of Fifty Thousand Dollars ($50,000.00), net of shipping, handling and insurance charges.


         5.8 During the initial period of thirty (30) months, Distributor will be allowed to purchase the product Kit (consisting of ten items: Program I Clear, Program I Basic, Program I Tolereen, Program II Clear, Program II Basic, Program II Sunfader, Action, Sebuleen or Celluleen, Sebuleen Tonique or Celluleen Tonique, and Eye Cream) for [***] dollars per kit. This is to aid the Distributor in securing initial sales in the Middle East. After the initial thirty (30) month period the price will be subject to an increase not to exceed [***] percent of any WorldWide Products, Inc., price increases in U.S.A., except for the allowed increases stated above in paragraph 5.5.

         5.9 In the case of distributor's need to purchase individual items listed in the kit and Complex V; his price will be [***] percent of the current Worldwide Products, Inc. price list, with the exception of Dermasol, Bacitracin, Body lotion, etc.

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

6. CONFIDENTIALITY. Distributor will not attempt to exploit any technical, scientific, proprietary and/or confidential information learned/obtained from Worldwide and/or any affiliated entities or individuals with respect to said Products, and/or any other products distributed by Worldwide, currently or in the future, which would affect, in any manner whatsoever, benefits received by Worldwide from same.

7. GOOD MANUFACTURING PRACTICES. Worldwide warrants that any and all Products will be manufactured and packaged utilizing Good Manufacturing Practices (GMP).

8.  INDEMNIFICATION.

    8.1 Distributor shall hold Worldwide, Mikuda Company, Zein E. Obagi, M.D., George H. Michel, Sc.D., and James B. Johnson, M.D., harmless from any and all claims, demands, actions, or liabilities, including any and all court costs and/or attorney's fees, that may arise from the activities of Distributor, or any and all entities or individuals affiliated with Distributor, in connection with the promotion, resale and distribution of Products and any and all related activities, except to the extent of any defect in the substances comprising the Product itself, with the understanding that Distributor is not authorized to repackage nor relabel any Products.

     8.2 This indemnification provision shall be fully enforceable, regardless of whether or not such a demand or claim results in litigation.

     8.3 A breach of this Section by Distributor shall be considered a material breach of this Agreement, and shall give Worldwide the option to terminate all of Distributor's rights and privileges hereunder forthwith. Notwithstanding any other language to the contrary in this Agreement, Distributor's obligations as set forth in this Section shall survive in the face of all circumstances which may occur following the signing of this Agreement, including, but not limited to, the termination of this Agreement due to the fault of either party, the termination of this Agreement due to the fault of neither party, the termination of this Agreement by mutual consent, or the termination of this Agreement due to the liquidation/termination of Distributor. It is agreed between the parties that for the purposes of protecting Worldwide, this indemnification provision shall be interpreted in the broadest possible manner.

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR

9. FINANCE/COLLECTION CHARGES. In the event that Distributor shall fail to pay the amount due hereunder for period of thirty (30) days after the same becomes due and payable, interest shall accrue, at the maximum amount allowed by law, and become payable upon all unpaid balances from the time due until the time of payment. Further, the Distributor agrees to pay any and all fees and charges (attorney's fees, cost of suit, etc.) with regard to any collection activity.

10.  EXCULPATION.

     10.1 Worldwide warrants that the Products, when used in accordance with the written labeling appearing on the Products, will perform as stated in that labeling. The written labeling appearing on each Product sets forth the intended use of that Product. Worldwide disclaims all implied warranties of fitness and merchantability, and all other warranties, express or implied for Products.

     10.2 Distributor represents that he has reviewed the labeling of Products and is aware of each Product's intended use. Distributor is also aware of the availability of alternative materials and substances. Based upon this review and Distributor's independent exercise of professional judgment, Distributor will have sole responsibility for determining whether to promote, resell and/or distribute a particular product.

11.  DISTRIBUTOR'S COMPLIANCE WITH APPLICABLE LAWS.

     11.1 Distributor represents and warrants that entry into this contract, performance hereunder, and any and all activities that the Distributor will engage in, as a result of this Agreement, shall not be in violation of any laws of any country, state, province or municipality that may regulate the Distributor's activities, nor any professional or ethical rules of conduct, and the Distributor agrees to completely indemnify Worldwide, and any and all affiliated entities and individuals, and hold Worldwide, and any and all affiliated entities and individuals, harmless from any liability that may result from any misrepresentations thereof.

     11.2 Distributor represents and warrants that all applicable and appropriate regulatory filings will be completed for any and all geographic regions where Distributor will promote, resell and distribute any and all products purchased from Worldwide. This will include, but not be limited to, any and all applicable international as well as domestic (United States) regulations/laws.

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR

     11.3 Distributor agrees that any regulatory filings completed, in regard to licensing, patent, trademarks and/or other registrations, in any geographic region, will first be approved by Worldwide and, when applicable and elected by Worldwide, will include Worldwide's name on said document. In no way will any ownership rights to any scientific, proprietary and/or confidential information be relinquished, by Worldwide, to Distributor or any affiliated entities or individuals.

     11.4 Worldwide agrees to make available, to Distributor, any and all documentation, as deemed appropriate and reasonable by Worldwide, as may be required for Distributor to respond to requests from regulatory authorities, and only in regard to the geographic areas outlined in Section 2, entitled Geographic Regions.

     11.5 WorldWide agrees to relabel it U.S. products, in a timely manner, to allow distributor compliance with different geographic labeling requirements. Distributor shall pay the extra cost directly related to such relabeling.

12. ASSIGNMENT/SUBLICENSE. Distributor acknowledges that this Agreement, and any and all rights and privileges or obligations afforded by this Agreement, are personal and are not assignable without the prior written consent of Worldwide. Any such assignment or attempted assignment is null and void and shall constitute a material breach of this Agreement. This Agreement, and all rights and obligations hereunder, shall be assignable and delegable by Worldwide without the prior consent of Distributor. Upon notice of any such assignment and delegation by Worldwide, Distributor shall accept said assignee for all purposes in place and instead of Worldwide, and all rights and obligations shall thereupon become the rights and obligations of assignee.

13. DELAY DUE TO FORCES BEYOND CONTROL OF WORLDWIDE. If delivery of the Products, in whole or in part, shall be prevented or prohibited for an unreasonable period of time by causes beyond the control of Worldwide, including, but not limited to, acts of God, labor disputes, failure of essential means of transportation, changes in the policy of governmental authorities, or restrictions imposed by governmental authorities, either Worldwide or Distributor shall have the right to cancel such product orders to the extent of such nondelivery by written notice. In such case there shall be no obligation or liability on the part of either party with respect to such undelivered Products; provided that any such notice from Distributor shall not apply to Products which have been prepared to satisfy Distributor's order prior to actual receipt by Worldwide of such notice from Distributor.

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR

The parties shall exert their best effort to negotiate a reasonable reduction in any performance threshold based on the impact of any cause beyond their control.

14. TERMINATION. Without waiving or affecting any rights Worldwide or Distributor may be entitled to assert as to the nature of other breaches of this Agreement by the other party, Worldwide or Distributor will have the right, but not the obligation, to terminate this Agreement in the following manner:

     14.1 Worldwide will have the right, but not the obligation, to immediately terminate this Agreement for any one of the following reasons which shall be considered a material breach:

           14.1.a Distributor's failure to comply with Section 6, entitled "Confidentiality".

           14.1.b Distributor's failure to comply with Section 12, entitled "Assignment/Sublicense".

           14.1.c The formal liquidation of and/or bankruptcy filing on behalf of Distributor.

     14.2 The Applicable party will have the right, but not the obligation, thirty (30) days following receipt of notice (mailed via Certified Mail, postage paid) and complete corrective action has not been taken by the other party, to terminate this Agreement for the following issues:

            14.2.a Worldwide or Distributor's failure to comply with Section 11, entitled "Distributor's Compliance With Applicable Laws".

            14.2.b Worldwide or Distributor's failure to comply with any and all monetary obligations as specified in this Agreement, particularly those outlined in Section 4, entitled "Minimum Quarterly Performance".

            14.2.c Worldwide or Distributor's failure to comply with Section 3, entitled "Approved Medical Practitioner".

            14.2.d Distributor's failure to comply with distribution restrictions as outlined in Section 2, entitled "Geographic Regions".

15. LEGAL RELATIONSHIP. The parties acknowledge that Distributor is an independent contractor and this Agreement does not in any manner whatsoever create a partnership or joint venture, agency or

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR
employment relationship between the parties hereto. Distributor shall have no authority to act as an agent, employee or other representative on behalf of Worldwide and shall not make any representations on behalf of Worldwide or enter into any agreements on behalf of Worldwide.

16. CONSTRUCTION LIMITATIONS. This Agreement shall be construed and enforced in accordance with the laws of the State of California. Any action or proceeding shall be resolved by binding arbitration in accordance with the rules and regulations of the American Arbitration Association at Los Angeles, California.

17. ATTORNEY'S FEES. Should either party hereto commence arbitration to enforce or interpret any provision of the Agreement, the parties agree that the prevailing party shall be entitled to reasonable attorney's fees and costs of suit in addition to any other remedy which the court may award in the same or separate suit maintained for such recovery.

18.  BENEFIT.

     18.1 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Worldwide and Distributor.

19. SEVERABILITY. The provisions of this Agreement are severable, and if any provision of this Agreement is held to be invalid or otherwise unenforceable, in whole or in part, the remainder of the provisions, or enforceable parts thereof, shall not be affected.

20.  GENERAL PROVISIONS.

     20.1 The failure of either party to enforce any provision of this Agreement shall not be construed as waiver of such provision, nor prevent such party thereafter from enforcing such provision or any other provision of this Agreement. The rights granted to the parties under this Agreement are cumulative and the election of one shall not constitute a waiver of a party's right to assert all or other legal remedies available under the circumstances.

     20.2 Section headings used in this Agreement are for reference purposes only and shall not affect in any way the words used in interpretation of the provisions of this Agreement. Words used in masculine gender include feminine and neuter.

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR

     20.3 This Agreement will not be construed to constitute any form of partnership or joint venture between the parties. Worldwide will have no responsibility for any liability of the Distributor as the result of this Agreement. Distributor will have no responsibility for any liability of Worldwide as the result of this Agreement.

     20.4 Each of the parties shall hereafter execute all documents, and do all acts necessary or reasonable in the opinion of any other party to effect the provisions of this Agreement.

     20.5 Whenever the context so requires, the single number shall include the plural; the plural shall include the singular; and the masculine gender shall include the feminine and neuter genders.

     20.6 This Agreement (after full execution and delivery) memorializes and constitutes the entire agreement and understanding, regarding the distribution of products offered by Worldwide, between the parties, and supersedes and replaces all prior negotiations, proposed agreements, and agreements, whether written or unwritten. Modifications may only be made in a written document format, executed by each of the parties. Further, each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party, has made any promise, representation, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that it has not executed this Agreement, on warranty, or on reliance upon any belief as to any fact not expressly recited herein.

     20.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     20.8 All performances, obligations, and promises contained herein shall survive the termination of this Agreement for any cause where the survival of such performances, obligations, or promises is necessary to effectuate the intent of the parties.

                                       INITIALS:  George Michel    Max Sawaf
                                                  --------------   -----------
                                                  WORLDWIDE        DISTRIBUTOR

**********

**********


INTENDING TO BE LEGALLY BOUND, the parties have executed this Agreement as of 5-21, 1994 at Los Angles, California.

WORLDWIDE PRODUCT DISTRIBUTION, INC., a  California Corporation


/s/ George Michel
--------------------------
DR. GEORGE MICHEL, PRESIDENT
--------------------------
Print Name and Title


CELLOGIQUE CORPORATION, a California Corporation


/s/ Max Sawaf
--------------------------
MAX SAWAF  MD, PRESIDENT
--------------------------
Print Name and Title

                                       INITIALS:  George Michel  Max Sawaf
                                                  -------------  ------------
                                                  WORLDWIDE      DISTRIBUTOR

                         PRODUCT DISTRIBUTION AGREEMENT
                                   CELLOGIQUE
                                   EXHIBIT "B"


NU-DERM                      PRICE          SUGGESTED RETAIL
                                                  PRICE
Action                       [***]                 [***]
Basic I                      [***]                 [***]
Basic II                     [***]                 [***]
Cleanser I                   [***]                 [***]
Cleanser II                  [***]                 [***]
Clear I                      [***]                 [***]
Clear II                     [***]                 [***]
Exfoderm                     [***]                 [***]
Eye Cream                    [***]                 [***]
International Toner I        [***]                 [***]
International Toner II       [***]                 [***]
Sunfader I                   [***]                 [***]
Sunfader II                  [***]                 [***]
Tolereen                     [***]                 [***]
Pre Laser Kits               [***]                 [***]

BLUE PEEL
Blue Peel Kit                [***]                 [***]
Blue Peel Cleanser           [***]                 [***]

PROTOCOLS
Control Kit                  [***]                 [***]
Therapeutic Kit              [***]                 [***]
Foaming Gel                  [***]                 [***]
Toner                        [***]                 [***]
Clear                        [***]                 [***]
Blender                      [***]                 [***]
Exfoderm                     [***]                 [***]
Sunblock                     [***]                 [***]
Comfort Gel                  [***]                 [***]
Action                       [***]                 [***]
Eye Cream                    [***]                 [***]


Date: 12-1-99                                       Date: 12-1-99
     ---------------                                     ---------------

/s/ Philip Rose                              /s/ Mazen Youssef
------------------------                     ------------------------------
Philip Rose                                  Mazen Youssef
President, CEO                               President
OMP, Inc.                                    Cellogique

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                   CELLOGIQUE
                                   "EXHIBIT C"



Commencing on the date of the first Obagi Protocols purchase, payment terms will become Net 90 days. During the first year sales must meet or exceed [***]
 net (excluding product additions beyond Obagi Color and Protocols) to continue "Exhibit B" for one year.

Promotion materials will be billed at net cost of OMP.


/s/ Philip Rose                             /s/ Mazen Youssef
--------------------------                  --------------------------------
Philip J. Rose                              Mazen Youssef
President, CEO                              President
Obagi Medical Products.                     Cellogique Corporation

Dec 1st, 99                                 Dec 1st, 99

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                   CELLOGIQUE

                               OBAGI COLOR PRICING
                                 APRIL 27, 2000


OBAGI COLORS                                        PRICE
Lip Recovery Stick, (1 shade)                      [***]
Lip Color, (12 shades)                             [***]
Eye Color, (5 shades)                              [***]
Powder Blush, (4 shades)                           [***]
Mascara, (1 shade)                                 [***]
Shampoo, (Gentle and Deep Cleansing)               [***]
Intensive Conditioner                              [***]
Cream Foundations, (10 shades)                     [***]
Liquid Foundations, (10 shades)                    [***]
Color Corrector Wheel                              [***]


Dated: 01/27/00                        Date: 05-10-2000
       ----------                            ---------
/s/ Philip Rose                        /s/ Mazen Youssef
------------------------               ------------------------------
Philip Rose                            Mazen Youssef
President, CEO                         President
OMP, Inc.                              Cellogique



[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.